Exhibit 10.1

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

FIRST AMENDMENT TO FACTOR B DEVOLOPMENT, COLLABORATION, OPTION AND LICENSE AGREEMENT

This FIRST AMENDMENT TO FACTOR B DEVELOPMENT, COLLABORATION, OPTION AND LICENSE AGREEMENT  (the “Amendment”) is entered into as of the 8th day of July, 2022 (the “Amendment Effective Date”) by and among Ionis Pharmaceuticals, Inc., a Delaware corporation, having its principal place of business at 2855 Gazelle Court, Carlsbad, California 92010 (“Ionis”), and F. Hoffmann-La Roche Ltd, a Swiss corporation, having its principal place of business at Grenzacherstrasse 124, 4070 Basel, Switzerland (“Roche Basel”) and Hoffmann-La Roche Inc., a New Jersey corporation, having its principal place of business at 150 Clove Road, Suite 8, Little Falls, New Jersey 07424 (“Roche US”; Roche Basel and Roche US are collectively referred to as “Roche”). Roche and Ionis each may be referred to herein individually as a “Party” or collectively as the “Parties.” All capitalized terms used in this Amendment but not otherwise defined herein will have the meaning set forth in the Agreement (as defined below).

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WHEREAS, Ionis and Roche entered into the Factor B Development, Collaboration, Option and License Agreement on October 9, 2018 (the “Agreement”);

WHEREAS, the Parties now wish to amend certain provisions of the Agreement as set forth herein;

NOW, THEREFORE, in consideration of the foregoing and the agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.          ARTICLE 2 is deleted in its entirety and replaced with new ARTICLE 2 as follows:

“The intent of the Collaboration is for the Parties to develop IONIS-FB-LRx (i) for the treatment of immunoglobulin A nephropathy (“IgA Nephropathy”), and (ii) potentially for the treatment of geographic atrophy (“GA”).  Ionis will Develop IONIS-FB-LRx through Completion of the Proposed Phase 2 Trials.  Roche will have an Option to obtain an exclusive license to further Develop, Manufacture, and Commercialize IONIS-FB-LRx.  Subject to Section 6.2, the Option will be deemed exercised on the Amendment Effective Date.  From and after the Amendment Effective Date, Roche will be responsible for all further Development, Manufacturing and Commercializing activities related to the Products, except for the Phase 2 GA Trial and the Phase 2 IgA Nephropathy Trial being conducted by Ionis under the Development Plan.  Ionis will remain responsible for conducting the Phase 2 GA Trial and the Phase 2 IgA Nephropathy Trial and will be responsible for the costs and risks associated therewith, until Completion of such Phase 2 GA Trial and the Phase 2 IgA Nephropathy Trial. The Parties will discuss in good faith and agree to the strategy and execution of the Phase 2 IgA Nephropathy Trial.  The purpose of this ARTICLE 2 is to provide a high-level overview of the roles, responsibilities, rights and obligations of each Party under this Agreement with regard to the Development and Commercialization of the Products, and therefore this ARTICLE 2 is qualified in its entirety by the more detailed provisions of this Agreement set forth below.”

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2.          Section 3.1.7 is added as follows:

“Until the Phase 2 IgA Nephropathy Trial is Completed or terminated, Roche will reimburse Ionis [***] for the [***].”

3.          Section 6.1 is deleted in its entirety and replaced with new Section 6.1 as follows:

“Option. Ionis hereby grants Roche an exclusive option to obtain the license set forth in Section 7.1.1 (the “Option”), which Option is deemed exercised by Roche on the Amendment Effective Date.”

4.          Section 6.2 is deleted in its entirety and replaced with new Section 6.2 as follows:

“Option Exercise; Option Expiration.  If, within [***] after Roche’s receipt of an invoice from Ionis for the license fee set forth in Section 9.3 (the “License Fee Payment Deadline”), Roche pays Ionis the license fee set forth in Section 9.3, Ionis hereby grants to Roche the license set forth in Section 7.1.1.  If by the License Fee Payment Deadline Roche fails to timely pay Ionis the license fee set forth in Section 9.3 and does not cure this failure within [***] after receiving notice of such failure from Ionis, then Roche’s Option will be deemed expired.  If Roche’s Option expires, then the Agreement shall expire and Section 13.4.1 and Section 13.4.2 will apply.”

5.          Section 8.1 (the first paragraph, i.e. excluding subsections 8.1.1 through 8.1.7) is deleted in its entirety and replaced with new Section 8.1 as follows:

“Roche Diligence.  After Option exercise, subject to the terms of this Agreement, Roche is solely responsible for all Development, Manufacturing and Commercialization activities, and for all costs and expenses associated therewith, with respect to the Development, Manufacture and Commercialization of the Products, except with respect to any Phase 2 Trial being conducted by Ionis under the Development Plan that has not yet Completed by the time of Option exercise, which will remain the responsibility of Ionis until such Phase 2 Trial has Completed; provided that the Parties will discuss in good faith a possible strategy that utilizes [***]. Roche will use Commercially Reasonable Efforts to Develop, Manufacture and Commercialize Products in [***], including to meet the timelines and milestones set forth in the Development Plan, the IDCP and the Specific Performance Milestone Events.  If IONIS-FB-LRx meets the primary efficacy endpoint in the Phase 2 GA Trial with no unexpected safety findings and [***], then the Parties will [***].”

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6.          Section 8.1.3 is deleted in its entirety and replaced with new Section 8.1.3 as follows:

“Investigator’s Brochure.  Ionis will provide updated versions of the investigator’s brochure to Roche Annually and upon any substantive change to the safety or risk of the Products until the Completion or termination, as applicable, of the Proposed Phase 2 Trials.  From and after the Completion or termination, as applicable, of the Proposed Phase 2 Trials, and in addition to the IDCP, Roche will keep Ionis reasonably informed with respect to the status, activities and progress of Development of Products by providing updated versions of the investigator’s brochure to Ionis Annually and upon any substantive change to the safety or risk of the Products.”

7.          Section 9.3 is deleted in its entirety and replaced with new Section 9.3 as follows:

“License Fee.  Pursuant to Section 6.2, within thirty (30) days after receipt by Roche of an invoice therefor from Ionis, Roche will pay to Ionis a license fee of [***] within the timelines set forth in Section 6.2.”

8.          Section 9.4 is deleted in its entirety and replaced with new Section 9.4 as follows:

“Milestone Payments for Achievement of Post-Licensing Milestone Events. As further consideration for the licenses granted herein, Roche will pay to Ionis the applicable one-time milestone payments set forth in Table 1 below (each, a “Post-Licensing Milestone Payment”) when the corresponding milestone event listed in Table 1 (each, a “Post-Licensing Milestone Event”) is first achieved by a Product for the specified Indication:

Table 1
Post-Licensing Milestone Event	Post-Licensing Milestone Payment – GA*	Post-Licensing Milestone Payment – IgA Nephropathy	Post-Licensing Milestone Payment – First Additional Indication
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

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* Post-Licensing Milestone Payments for GA in this Table 1 are payable for Post-Licensing Milestone Events with respect to GA; however, if [***], then Roche shall [***]. If, however, [***], then upon the [***] in GA, Roche shall pay to Ionis [***] for the [***] Post-Licensing Milestone Payment in GA, and, for clarity, in case such scenario occurs, Post-Licensing Milestone Payments are due only to the extent not previously paid for the second column of Table 1 (i.e. for GA).  If [***], then such Indication shall be treated as an Additional Indication and the [***] will be payable as set forth in Table 1 to the extent not previously paid for a [***].

9.          Section 9.6.3 is deleted in its entirety and replaced with new Section 9.6.3 as follows:

“If a particular Milestone Event is achieved contemporaneously with or in connection with another Milestone Event, then both Milestone Events will be deemed achieved and the milestone payments for both Milestone Events will be due.  If [***] for GA is achieved before [***] for IgA Nephropathy has been achieved, then both the [***] for GA and the [***] Post-Licensing Milestone Payments will be due.  If, however, [***] for IgA Nephropathy is achieved before [***] for GA is achieved, then the [***] Post-Licensing Milestone Payment will be due, and the [***] Post-Licensing Milestone Payment for GA will not be due until the [***] for GA is achieved.”

10.        Section 13.1.3 is deleted in its entirety and replaced with new Section 13.1.3 as follows:

“where Roche has not paid the license fee set forth in Section 9.3 by the License Fee Payment Deadline or the [***] cure period thereafter.”

11.        Section 14.4.5 is deleted in its entirety and replaced with new Section 14.4.5 as follows:

“After Option Exercise.  After Option exercise, Ionis will have the right, consistent with its practice with its other compounds and products, to issue press releases, publish, present or otherwise disclose the progress and results regarding the Proposed Phase 2 Trials to the public; provided, that with respect to any proposed press release or other similar public communication by Ionis regarding the Proposed Phase 2 Trials, (i) Ionis will submit such proposed communication to Roche for review at least ten (10) Business Days in advance of such proposed public disclosure, unless such proposed public disclosure is with respect to a matter for which, in the opinion of Ionis’ legal counsel, Ionis has a disclosure requirement under applicable law, regulations or rules, in which case Ionis will submit such proposed communication to Roche for review as soon as reasonably practicable, but in no event less than two (2) Business Days in advance of such proposed public disclosure, (ii) Roche will have the right to review and request changes to such communication, and (iii) Ionis will incorporate any reasonable changes that are timely requested by Roche.  With respect to all other press releases, publications, presentations or other disclosures regarding the progress and results of IONIS-FB-LRx to the public, Roche will have the sole right after Option exercise, consistent with its practice with its other compounds and products, to issue such press releases, publications, presentations or other disclosures regarding the progress and results of IONIS-FB-LRx; provided, that with respect to any such proposed press release or other similar public communication by Roche disclosing regulatory discussions, the efficacy or safety data or results related to the Products or Roche’s sales projections, (i) Roche will submit such proposed communication to Ionis for review at least two (2) Business Days in advance of such proposed public disclosure, (ii) Ionis will have the right to review and recommend changes to such communication, and (iii) Roche will in good faith consider any changes that are timely recommended by Ionis.”

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12.        Section 15.1.1 is deleted in its entirety and replaced with new Section 15.1.1 as follows:

“Escalation.  If any dispute occurs under this Agreement (other than a dispute regarding the construction, validity or enforcement of either Party’s Patents, which disputes will be resolved pursuant to Section 15.2), either Party may request in writing that the dispute be referred for resolution to the Head of Roche Partnering of Roche and the Chief Business Officer of Ionis (the “Executives”), or their delegates. Within thirty (30) days after such a request, the Executives will meet in person at a mutually acceptable time and location or by means of telephone or video conference to negotiate a settlement of the dispute. Each Party’s JSC representatives may participate in such meeting if desired. If the Executives fail to resolve the dispute within such thirty (30)-day period, then, except as set forth in Section 4.1.1(b)(ii), the dispute will be referred to binding arbitration under Section 15.1.2.”

13.        In Appendix 1, the definition of “Full Enrollment” is added as follows:

“‘[***]’ means [***].”

14.        In Appendix 1, the definition of “Option Period” is deleted in its entirety.

15.        In Appendix 1, the definition of “Option Deadline” is deleted in its entirety.

16.        In Appendix 1, the following definition is added:

“‘License Fee Payment Deadline’ has the meaning set forth in Section 6.2.”

17.        In Appendix 1, the definition of “Second Indication” is deleted in its entirety.

18.        In Appendix 1, the definition of “Successful Futility Analysis” is added as follows:

“‘[***]’ means [***].”

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19.        In Appendix 1, the definition of “Additional Indication” is added as follows:

“‘Additional Indication’ means (i) any Indication other than (y) GA or (z) IgA Nephropathy, or (ii) [***].”

20.        In Appendix 2, [***] are deleted.

21.        This Amendment and any dispute arising from the performance or breach hereof will be governed by and construed and enforced in accordance with the laws of the State of California, U.S., without reference to conflicts of laws principles.

22.        The Parties agree that all terms of the Agreement not specifically modified by this Amendment will remain in full force and effect.

23.        The Parties have agreed to Ionis issuing the press release attached to this Amendment.

24.        This Amendment may be signed in counterparts, each and every one of which will be deemed an original, notwithstanding variations in format or file designation that may result from the electronic transmission, storage and printing of copies from separate computers or printers.  Facsimile signatures and signatures transmitted via PDF will be treated as original signatures.

25.        Headings in this Amendment are for reference only and do not affect the interpretation of this Amendment.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their representatives thereunto duly authorized as of the Amendment Effective Date.

F. Hoffmann-La Roche Ltd

By:/s/James Sabry

Name:	James Sabry

Title:	Global Head, Pharma Partnering

By:/s/Barbara Schroeder de Castro Lopes

Name:	Barbara Schroeder de Castro Lopes

Title:	Authorized Signatory

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their representatives thereunto duly authorized as of the Amendment Effective Date.

Hoffmann-La Roche Inc.

By: /s/ John Parise

Name:	John Parise

Title:	Authorized Signatory

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their representatives thereunto duly authorized as of the Amendment Effective Date.

Ionis Pharmaceuticals, Inc.

By:/s/Brett P. Monia

Name:	Brett P. Monia

Title:	Chief Executive Officer

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Press Release

Ionis partner licenses rare kidney disease treatment and will advance into Phase 3 clinical study

-	Positive data from a Phase 2 study of IONIS-FB-LRx support further development for treatment of patients with IgA nephropathy

CARLSBAD, Calif., July 11, 2022 – Ionis Pharmaceuticals, Inc. (Nasdaq: IONS), today announced that its long-standing partner, Roche, will license and advance IONIS-FB-LRx, an investigational antisense medicine, into a Phase 3 clinical study in patients with immunoglobulin A nephropathy (IgAN). IgAN is a rare and serious condition that often leads to chronic kidney disease and renal failure. Roche’s decision to advance the program comes after positive data from a Phase 2 clinical study in which IONIS-FB-LRx met its primary endpoint of change in 24-hour urinary protein at 29 weeks compared to baseline.

In the Phase 2 study, IONIS-FB-LRx (NCT04014335) demonstrated a favorable safety and tolerability profile. The study data are consistent with the clinical profile seen across Ionis’ other LICA programs, further validating how advancements in the company’s LIgand-Conjugated Antisense technology platform position Ionis to deliver potentially transformative treatments for a range of unmet medical needs. Data from the Phase 2 study of IONIS-FB-LRx in patients with IgAN has been submitted for presentation at an upcoming medical meeting.

IgAN occurs when too much IgA protein accumulates in the kidneys, causing inflammation and tissue damage, which is the root cause of the disease. IONIS-FB-LRx was designed by Ionis to reduce the production of complement factor B (FB), which is associated with the development of several complement-mediated diseases, including IgAN.

“Roche’s decision to advance the program reaffirms our shared confidence in the ability of Ionis’ antisense medicines to effectively target the root cause of difficult to treat diseases like immunoglobulin A nephropathy,” said Michael McCaleb, Ph.D., vice president, clinical development at Ionis. “The results of the Phase 2 study provide initial clinical evidence that IONIS-FB-LRx reduces complement and protein levels in the urine of patients with IgAN.”

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Roche will lead and be responsible for the Phase 3 study of IONIS-FB-LRx in patients with IgAN and for future global development, regulatory and commercialization activities.

IONIS-FB-LRx is also being evaluated in GOLDEN (NCT03815825), a Phase 2 clinical study to determine whether the medicine can slow or halt the progression of geographic atrophy due to age-related macular degeneration, or AMD. Ionis will receive $55 million from Roche for licensing IONIS-FB-LRx for IgAN and achieving a development milestone in the GOLDEN study.

About IgA Nephropathy (IgAN)

Immunoglobulin A nephropathy (IgAN) is an important cause of chronic kidney disease and renal failure. Also known as Berger’s disease, IgAN is characterized by deposition of IgA and Complement 3 (C3) activation products in the glomerular mesangium of the kidneys, resulting in inflammation and tissue damage. Although IgAN may occur at any age, it generally presents in the second or third decade of life. The clinical presentation, disease progression and histologic findings are highly variable among affected individuals. Current therapies are aimed at reduction of protein levels in the urine with administration of angiotensin inhibitors and control of blood pressure. Sometimes immunosuppressive therapies are given; however, this practice is not universally accepted.

About Ionis Pharmaceuticals, Inc.

For more than 30 years, Ionis has been the leader in RNA-targeted therapy, pioneering new markets and changing standards of care with its novel antisense technology. Ionis currently has three marketed medicines and a premier late-stage pipeline highlighted by industry-leading cardiovascular and neurological franchises. Our scientific innovation began and continues with the knowledge that sick people depend on us, which fuels our vision of becoming a leading, fully integrated biotechnology company.

To learn more about Ionis, visit www.ionispharma.com and follow us on Twitter @ionispharma.

Ionis' Forward-looking Statements

This press release includes forward-looking statements regarding Ionis' business and the therapeutic and commercial potential of Ionis' technologies, IONIS-FB-LRx and other products in development. Any statement describing Ionis' goals, expectations, financial or other projections, intentions or beliefs is a forward-looking statement and should be considered an at-risk statement. Such statements are subject to certain risks and uncertainties, including those related to the impact COVID-19 could have on our business, and including but not limited to, those related to our commercial products and the medicines in our pipeline, and particularly those inherent in the process of discovering, developing and commercializing medicines that are safe and effective for use as human therapeutics, and in the endeavor of building a business around such medicines. Ionis' forward-looking statements also involve assumptions that, if they never materialize or prove correct, could cause its results to differ materially from those expressed or implied by such forward-looking statements.

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Although Ionis' forward-looking statements reflect the good faith judgment of its management, these statements are based only on facts and factors currently known by Ionis. As a result, you are cautioned not to rely on these forward-looking statements. These and other risks concerning Ionis' programs are described in additional detail in Ionis' annual report on Form 10-K for the year ended Dec. 31, 2021, and the most recent Form 10-Q quarterly filing, which are on file with the Securities and Exchange Commission. Copies of these and other documents are available from the Company.

In this press release, unless the context requires otherwise, "Ionis," "Company," "we," "our," and "us" refers to Ionis Pharmaceuticals and its subsidiaries.

Ionis Pharmaceuticals® is a trademark of Ionis Pharmaceuticals, Inc.

Ionis Pharmaceuticals Investor Contact:
760-603-2331

Ionis Pharmaceuticals Media Contact:
760-603-4679